                                                                     EXHIBIT 21
B. F. SAUL REAL ESTATE INVESTMENT TRUST
LIST OF SUBSIDIARIES


                                                Site of Incorporation   Date of Acquisition/                 Current
                                                                             Formation                  Principal Business
                                                                                                             Activity
---------------------------------------------- ------------------------ --------------------- --------------------------------------
100% OWNED SUBSIDIARIES

Arlington Hospitality Corp.                           Virginia                  1997                       Hotel Owner
Auburn Hills Hotel Corporation                        Maryland                  1994                       Hotel Owner
Auburn Hills Land Corp.                               Maryland                  1997                        Land Owner
Avenel Executive Park Phase II, Inc.                  Maryland                  1987                   Real Estate Investor
Boca Raton East Hospitality Corp.                      Florida                  1998                       Hotel Owner
Boca Raton West Hospitality Corp.                      Florida                  1998                       Hotel Owner
Cascades Hospitality Corporation                      Virginia                  1999                     Hotel Developer
Chain Bridge Hospitality Corporation                  Virginia                  1999                     Hotel Developer
Circle 75 Hospitality Corp.                            Georgia                  1999                         Inactive
Commerce Center Development Corp.                      Florida                  1980                    Office Park Owner
Crystal City Hospitality Corp.                        Virginia                  1989                       Hotel Owner
Dallas San Simeon Incorporated                          Texas                   1993                 Apartment Project Owner
Dearborn Corporation                                  Delaware                  1992                        Land Owner
Dulles Airport Hotel Corporation                      Virginia                  1986                         Inactive
Dulles Hospitality Corp.                              Virginia                  1997                       Hotel Owner
Dulles North Four, Corp.                              Virginia                  1999                         Inactive
Dulles North Five, Corp.                              Virginia                  1999                    Office Bldg Owner
Dulles North Office Park II Corporation               Virginia                  1998                    Office Bldg Owner
Flagship Centre Corporation                           Maryland                  1985                        Land Owner
Ft. Lauderdale Hotel Corp.                             Florida                  1998                       Hotel Owner
Gaithersburg Hospitality Corp.                        Maryland                  1998                       Hotel Owner
Herndon Hotel Corporation                             Virginia                  1996                       Hotel Owner
Metairie Office Tower, Inc. (b)                       Louisiana                 1995                    Office Bldg Owner
MHC Airport Inn. Inc. (a)                             New York               1980/1976                    Hotel Operator
MHC Corporation                                       Maryland               1980/1974                    Hotel Operator
NVA Development Corporation                           Virginia                  1984                    Office Park Owner
Peachtree / Northeast Corp.                            Georgia                  1979                        Land Owner
Pueblo Hotel Corp.                                    Colorado                  1985                       Hotel Owner
Rochester Airport Hotel Corporation                   New York                  1986                         Inactive
Scope Hospitality Corp.                               Virginia                  1989                         Inactive
Sharonville Hotel Corporation                           Ohio                    1986                       Hotel Owner
Sterling Hotel Corp.                                  Virginia                  1997                       Hotel Owner
Sterling North Hospitality Corp.                      Virginia                  1999                         Inactive
Sterling South Hospitality Corp.                      Virginia                  1999                         Inactive
Tysons Corner Hospitality Corp.                       Virginia                  1989                         Inactive
Tysons Park, Inc.                                     Virginia                  1999                    Office Bldg Owner
Wheeler Road, Inc.                                    Maryland                  1992                         Inactive
900 Corporation                                        Georgia                  1981                    Office Bldg Owner
1100 Corporation                                       Georgia                  1979                    Office Bldg Owner
1113 Corporation                                       Florida                  1984                         Inactive
---------------------------------------------- ------------------------ --------------------- --------------------------------------
(a) Subsidiary of MHC Corporation
(b) Subsidiary of Dearborn Corporation

B. F. SAUL REAL ESTATE INVESTMENT TRUST
LIST OF SUBSIDIARIES (Continued)


                                                                                  Date of                    Current
                                                                 Site of        Acquisition/           Principal Business
                                                     Note      Corporation       Formation                  Activity
--------------------------------------------------- -------- ----------------- --------------- ------------------------------------
80% OWNED SUBSIDIARIES
ASB Capital Management, Inc.                          (A)      Maryland                  1997                 Investment
                                                                                                                Adviser
Ashburn Village Development                           (B)      Maryland                   1991                Real Estate
Corporation                                                                                                   Owned (REO)

Bailey's Corporation                                  (B)      Maryland                   1993                 Inactive
(sold property 11/95)

Balmoral Golf Corporation                             (C)      Maryland                   1992                 Inactive

Bondy Way Development                                 (B)      Maryland                   1990                    REO
Corporation

Brambleton Land Corporation                           (B)      Maryland                   1977                 Inactive
(sold property 3/99)

Brooke Manor Land Corporation                         (B)      Maryland                   1990                 Inactive
(sold property 8/96)

B.F. Saul Mortgage Company                            (A)      Maryland                   1984                Residential
                                                                                                                 Loan
                                                                                                              Origination

CCRE, Inc.                                            (D)      Maryland                   1984                 Inactive

Cherrytree Corporation                                (B)      Maryland                   1993                 Inactive
(sold property 11/97)

Chevy Chase Bank, FSB                                             U.S.                    1969               Savings Bank

Chevy Chase Insurance Agency,                         (E)      Maryland                1985/1971               Insurance
Inc. ("CCIA")                                                                                                   Agency

Chevy Chase Mortgage Company                          (F)      Maryland                   1972                 Inactive

Chevy Chase Mortgage Company                          (A)      Virginia                   1996                 Inactive
of Virginia

Chevy Chase Preferred Capital                         (A)      Maryland                  1996                 Real Estate
Corporation                                                                                                   Investment
                                                                                                                 Trust

Chevy Chase Real Estate                               (A)      Virginia                  1996                   Holding
Corporation                                                                                                     Company


Chevy Chase Securities, Inc.                          (E)      Maryland                  1984                 Securities
("CCS")

Chevy Chase Financial                                 (A)      Virginia                  1996                   Holding
Services Corporation                                                                                            Company

Consumer Finance Corporation                          (A)      Virginia                  1994                Consumer Loan
                                                                                                              Origination

Duvall Village Corporation                            (B)      Maryland                  1992                  Inactive
(sold property 12/97)

First Balmoral Corporation                            (B)      Maryland                  1991                     REO

Great Seneca Development                              (B)      Maryland                  1991                     REO
Corporation

Hamlets at Brambleton, Inc.                           (H)      Virginia                  1997                     REO

Inglewood Corporation                                 (B)      Maryland                  1990                  Inactive
(sold property 11/95)

Manor Holding Corporation                             (A)      Virginia                  1996                   Holding
                                                                                                                Company

Manor Investment Company                              (G)      Maryland                  1971                 Real Estate
                                                                                                              Ownership/
                                                                                                              Development

Marbury I Corporation                                 (B)      Maryland                  1991                     REO

Marbury II Corporation                                (B)      Maryland                  1991                     REO
(sold property 9/99)

NML Corporation                                       (B)      Maryland                  1992                     REO

North Ode Street Development                          (D)      Maryland                  1981                 Real Estate
Corporation                                                                                                    Finance/
                                                                                                              Development

Oak Den, Inc. (sold remaining                         (B)      Maryland                  1991                  Inactive
lots 10/94)

Old Chapel Corporation                                (B)      Maryland                  1992                     REO

Presley Corporation                                   (B)      Maryland                  1993                  Inactive

Primrose Development                                  (B)      Maryland                  1990                     REO
Corporation

Ridgeview Centre Corporation                          (B)      Maryland                  1992                     REO
(sold property 3/99)

Ronam Corporation                                     (B)      Maryland                  1986                 Real Estate
                                                                                                               Finance/
                                                                                                              Development

Sully Park Corporation                                (B)      Maryland                  1990                  Inactive
(sold property 6/96)

Sully Station Corporation                             (B)      Maryland                   1990                 Inactive
(sold property 9/97)

Sycolin-Leesburg Corporation                          (B)      Maryland                  1992                     REO

Terminal Drive Properties                             (B)      Maryland                  1991                  Inactive
Corporation
(sold property 12/97)
------------------

(A)        Subsidiary of Chevy Chase Bank, F.S.B.
(B)        Subsidiary of Chevy Chase Real Estate Corporation
(C)        Subsidiary of First Balmoral Corporation
(D)        Subsidiary of Manor Investment Company
(E)        Subsidiary of Chevy Chase Financial Services Corporation
(F)        Subsidiary of Chevy Chase Mortgage Company of Virginia
(G)        Subsidiary of Manor Holding Corporation
(H)        Subsidiary of Brambleton Land Corporation